U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada	87-0450232
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

11828 La Grange Avenue, Los Angeles, CA 90025
(Address of principal executive offices)

(310) 473-0213
(Registrant’s telephone number)

Formerly “Red Horse Entertainment Corporation”
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01	Other Events

On September 15, 2005, the change in the name of the reporting company from “Red Horse Entertainment Corporation” to “Great China International Holdings, Inc.,” became effective. The name change was previously disclosed through an Information Statement distributed to the stockholders of the reporting company pursuant to Regulation 14C adopted under the Securities Exchange Act of 1934. At the time of the name change, the trading symbol of the reporting company on the OTC Bulletin Board changed to “GCIH.”

Item 9.01	Financial Statements and Exhibits

Financial Statements

On July 18, 2005, Great China International Holdings, Inc., formerly Red Horse Entertainment Corporation, filed a report on Form 8-K reporting the closing of the acquisition of Silverstrand International Holdings Limited. The effective date of the acquisition was July 5, 2005. Red Horse issued 10,102,333 shares of its common voting stock to the former stockholders of Silverstrand International in exchange for all of the capital stock of Silverstrand International.

This amendment is filed to present the financial statements of Silverstrand International, the business acquired, that are required under Item 9.01(a) and the pro form financial information that is required under Item 9.01(b). The financial statements and pro forma information are presented at the end of this report beginning on page 3.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT CHINA INTERNATIONAL HOLDINGS, INC.

Date: September 27, 2005	By:	/s/ Jiang Fang
Jiang Fang, Chief Executive Officer

2

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
JUNE 30, 2005
(UNAUDITED)

ASSETS

Current assets:
Cash and equivalents	$1,744,500
Restricted cash	797,181
Accounts receivable and other receivables	2,641,320
Properties held for resale	29,493,197
Raw materials	17,000
Amounts due from related companies	6,810,041
Other tax refundable	228,623

Total current assets	41,731,862

Property and equipment-net of accumulated depreciation of $3,227,383	35,054,644

Total assets	76,786,506

See accompanying notes to financial statements.

1

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
JUNE 30, 2005
(UNAUDITED)

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued
expenses	$4,296,595
Advances from
buyers	12,976,933
Amounts due to directors	5,502,356
Tax payable	189,189
Short-term loans	43,047,101
Current portion of long-term debt	1,364,934

Total current liabilities	67,377,108

Long term debt, net of current portion shown above	5,167,924

Total liabilities	72,545,032

Stockholders' equity:
Share capital	1,282
Capital reserves	1,147,173
Retained earnings	3,093,019

Total stockholders' equity	4,241,474

Total liabilities and stockholders' equity	$76,786,506

See accompanying notes to financial statements.

2

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(UNAUDITED)

	Six Months Ended June 30,
	2005	2004
Sales Revenues	$7,758,829	$11,647,680
Rental Revenues	$2,145,315	$1,846,900
Cost of Properties Sold	6,302,549	9,230,267

Gross profit	1,456,280	2,417,413

Selling, General and Administrative Expenses:
Selling expenses	198,864	515,860
Administrative expenses	325,729	307,234
Other operating expenses	702	2,814
Depreciation	774,717	1,230,122

Total expenses	1,300,012	2,056,030

Income from operations	156,268	361,383

Other income (expense)
Interest and finance costs	(1,694,944)	(2,456,743)

Total other income (expense)	450,371	(609,843)

Income before income taxes	606,639	(248,460)

Provision for income taxes	162,119	(7,209)

Net income (loss)	$444,520	$(241,251)

Basic and diluted net income (loss) per common share	$44.45	$(24.13)

Weighted average basic and diluted shares outstanding	10,000	10,000

See accompanying notes to financial statements.

3

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(UNAUDITED)

	Six Months Ended June 30,
	2005	2004
Cash flows from operating activities:
Net income	$444,520	$(241,251)
Adjustments to reconcile net income to operating activities -

Depreciation	774,717	1,230,122

Changes in assets and liabilites:
(Increase) decrease in -

Accounts receivable and other receivable	1,688,645	(3,631,093)
Amounts due from related companies	3,003,731	8,684,804)
Amounts due from directors	(5,662,716)	(1,500,414)
Advances to suppliers	79,077	(85,747)
Raw materials	(13,488)	-
Accounts payable and other payables	5,103,436	6,280,782
Advances from buyers	(302,324)	96,165
Properties held for resale	6,843,659	22,429,406
Other taxes refundable	(274,241)	(210,707)
Restricted cash	796,338	-
Income tax payable	108,040	(317,372)

Net cash provided by (used in) operating activities	12,589,394	15,365,087

Cash flows from investing activities:
Purchase of fixed assets	(1,353,837)	(4,552,151)
Transfer from construction-in-progress	-	(9,347,076)

Net cash provided by (used in) investing activities	(1,353,837)	(13,899,227)

Cash flows from financing activities:
Loan repayments	(9,513,317)	(1,659,782)

Net cash provided by (used in) financing activities	(9,513,317)	(1,659,782)

Net increase (decrease) in cash and cash equivalents	1,722,240	(193,922)

Cash and cash equivalents, beginning of period	819,441	1,246,250

Cash and cash equivalents, end of period	$2,541,681	$1,052,328

Supplemental disclosures of Cash Flow information:
Interest paid, net of capitalized amounts	$809,242	$4,962,064

Income taxes paid	$99,186	$10

Transfer of stock of properties to fixed assets	$8,167,495	$--

Construction in progress completed and transferred	$--	$--

See accompanying notes to financial statements.

4

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During the six months ended June 30, 2005, the Company transferred 21 units of the commercial building in the President Building at a cost of $1,347,243 from properties held for resale to fixed assets.

As of June 30, 2004, the Company transferred 54 units of President Building to fixed assets as the Company’s premises held for leasing purposes.

See accompanying notes to financial statements.

5

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

1.     Description of business

Nature of organization

Silverstrand International Holdings Limited (“Silverstrand”) was incorporated on September 30, 2004 in Hong Kong Special Administrative Region, in the People’s Republic of China with an authorized capital of $12,820,513 divided in 100 million ordinary shares of par value $0.12 per share. Silverstrand is the holding company of Shenyang Maryland International Industry Company Limited (formerly: Shenyang Malilan Audio Equipment Company, Limited).

Shenyang Malilan Audio Equipment Company, Limited (subsequently renamed: Shenyang Maryland International Industry Company Limited (“Shenyang Maryland”) on August 7, 1992) was registered as a limited liability Sino-foreign joint investment enterprise on December 14, 1989 in Shenyang, Liaoning Province in the People’s Republic of China with a registered capital of $120,000 and a defined period of existence of 10 years to December 13, 1999. The joint venture parties were Shenyang City Great Wall Electronic Audio Company as to $24,000 or 20% of the registered capital and Shun Fat Industrial Company as to $96,000 or 80%. The initial principal core activities of Shenyang Maryland were the distribution of audio equipment and the principal country of operations was in the People’s Republic of China.

On January 14, 1991 Shenyang Maryland increased its registered capital to $1,000,000 and the joint venture parties’ respective registered equity holdings were changed to Shenyang City Great Wall Electronic Audio Company as to $500,000 or 50% of the registered capital and Shun Fat Industrial Company as to $500,000 or 50%. From September 12, 1991 through to March 9, 1994 in a series of increments, Shenyang Maryland increased its registered capital by $4.0 million from $1.0 million to $5.0 million and the respective joint venture parties’ registered equity holdings remained unchanged at 50% each. On March 9, 1994 Shun Fat Industrial Company transferred its 50% registered equity holding of $2,499,155 to Pearl Industrial Limited.

With the approval of the Shenyang City Foreign Trade and Economic Co-operation Bureau dated December 19, 2002, and by a Termination Agreement between Shenyang City Great Wall Electronic Audio Company and Pearls Industrial Limited, the joint venture operations of Shenyang Maryland were terminated and, thereafter, Shenyang Maryland operates as a non-foreign investment enterprise (domestic enterprise). As a consequence of this change of corporate status, the registered capital of Shenyang Maryland was recorded as 5 million ($5,000,000) to take into account the actual exchange fluctuation.

Pursuant to a Registered Capital Transfer Agreement (“Transfer Agreement”) dated December 4, 2002, Pearls Industrial Limited transferred all of its 50% registered equity at a total consideration of $2,499,155 to Shenyang City Great Wall Audio Company as to 37%, Jiang Peng as to 10% and Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each. After the transfers, the registered equity holders of Shenyang Maryland were Shenyang City Great Wall Audio Company as to 87%, Jiang Peng, as to 10%, Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each of the registered capital.

Under the terms and conditions of a Sale and Purchase Agreement (the “Agreement”) dated October 18, 2004 the existing registered equity holders of Shenyang Maryland on record on that date agreed to their registered equity and Silverstrand agreed to buy the entire registered equity in Shenyang Maryland at a total consideration based on the audited net assets value of Shenyang Maryland as of December 31, 2004.

1

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Pursuant to the Equity Transfer Agreement dated October 18, 2004, Jiang Fang as to 87%, Jiang Peng as to 10%, Dang Jing Shi as to 1%, Li Guang Hua as to 1% and Wang Li Rong as to 1%, collectively referred to as “vendors”, agreed to dispose all of their registered equity in Shenyang Maryland International Industry Co., Limited to Silverstrand International Holdings Limited (“Silverstrand”) at consideration of $5.0 million for the purpose of transforming Shenyang Maryland into a wholly owned foreign enterprise (WOFE).

Liaoning Trust Certified Public Accountants Company Limited reported that as of April 6, 2005 Shenyang Foreign Trade, Economic Bureau and Trade and Commerce Administrative Bureau (Registration No. [2004] 553) approved the reclassification of Shenyang Maryland as a wholly owned foreign enterprise and issued business registration certificate (No. 111103721 (1-1)) to Shenyang Maryland with a registered capital of $5,000,000.

On completion of the registered capital transfers, Shenyang Maryland would be reclassified from a non-foreign investment enterprise to a wholly owned foreign enterprise. In accordance with the terms and conditions of the above agreement, the Vendors shall receive their relative share of the consideration from Silverstrand of $5,000,000 in three installments:

—     Jiang Fang as to $4,350,000;

—     Jiang Peng as to $500,000 ; and,

—     Pay $50,000 to each of Dang Jing Shi, Li Guang Hua and Wang Li Rong

On November 23, 2004 the Ministry of Commerce and Business Registration issued a business registration certificate approving Shenyang Maryland reclassification to a wholly owned foreign enterprise.

Description of business

The Company’s principal activities are investment holdings, property development, sales and property management and its principal country of operations is in The People’s Republic of China (“PRC”).

2.     Going concern

The Company was in default on $43,047,101 of bank loans as of June 30, 2005. These loans are treated as a current liability (Note 14) and as a result the Company had a working capital deficit of $(25,645,426) as of June 30, 2005. The Company’s ability to continue as a going concern is dependent on the ability to renegotiate an extension of the bank debt maturities.

The financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in the normal course of business at amounts different from those reflected in these financial statements.

3.     Summary of significant accounting policies

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America and the following is a summary of significant accounting policies:

2

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Cash and equivalents –The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. The Company has restricted cash in accordance with the loan covenants equal to 10% of debt and accrued interest that has been guaranteed by the Company. As of June 30, 2005 mortgage loans guaranteed by the Company were $6,907,000.

Accounts receivable —Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet is stated net of such provision. As of June 30, 2005 provision for doubtful debts amounted to $1,076,448.

Intangible assets– Intangible assets represent land use rights in the People’s Republic of China and are stated at costs or valuation less accumulated amortization. Amortization is calculated on a straight-line basis to write off the cost over the lease term of the land use rights.

Related companies– A related company is a company in which the director has beneficial interests in and in which the Company has significant influence.

Receipts in advance –Revenues from the sale of goods or services is recognized on time apportionment basis when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

Properties held for sale –Properties held for sale are comprised of properties held for sale and repossessed properties held for resale and are stated at the lower of cost or net realizable value. Cost includes acquisition costs of land use rights, development expenditure, interests and any overhead costs incurred in bringing the developed properties to their present location and condition.

Net realizable value is determined by reference to management estimates based on prevailing market conditions. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers. Management reduces the estimated market value by anticipated selling expenses and associated taxes to derive the net realizable value.

Legal capital reserve – Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each period when a net profit after operations is generated. In accordance with the provisions of the Company’s Memorandum and Articles of Association, the Company is required to appropriate 10% of the net distributable profit after enterprises income tax to capital reserve.

One-half of the capital reserve may be used for staff welfare payments and the balance one-half may be transferred back to the statement of operations to mitigate the losses from operations. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

3

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Property and equipment – Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line basis for both financial and income tax reporting purposes over useful lives as follows:

Building and land use rights	8-30 years
Equipment	5 years
Motor vehicles	5 years
Office furniture and fixtures	5 years

Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Property and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the six months ended June 30, 2005 or 2004.

Construction-in-progress– Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale.

Construction-In-Progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation. At June 30, 2005 there was no construction in progress.

Contingent Liabilities and Contingent Assets– A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow occurs so that outflow is probable, they will then be recognized as a provision.

Substantial sales taking place for residential properties required a guarantee by the Company of the debt incurred by the buyer in the sale. Such sales cannot be recognized under United States generally accepted accounting principles and accordingly the Company was required to restate prior year earnings by reducing retained earnings by approximately $1,642,000 and increasing properties held for sale by approximately $7,748,000 and advances from buyers by approximately $9,390,000.

4

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company.

Contingent assets are not recognized but are disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When inflow is virtually certain, an asset is recognized.

Income Recognition – Revenue from the sale of properties is recognized when the following four criteria are met: (1) a sale is consummated (2) the buyers initial and continuing investments are adequate to demonstrate a commitment to pay for the property, (3) the seller’s receivable is not subject to future subordination and (4) the seller has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

Rental income comprises rental income from Qiyun New Garden and President Building. Rental income is recognized on an accrual basis.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable.

Cost of properties sold – The cost of goods sold includes the carrying amount of the properties being sold and the business taxes paid by the Company in connection with the sales. Business taxes included in cost of sales were approximately $550,287 and $1,163,671 for the six months ended June 30, 2005 and 2004.

Foreign currencies — The financial position and results of operations of the Company are determined using the local currencies (Hong Kong Dollars or PRC “Renminbi” or “Yuan”) as the functional currencies. The Company’s principal country of operations is in the PRC. Foreign currency transactions during the year are converted at the average rate of exchange during the reporting period. Monetary assets and liabilities denominated in foreign currencies at the balance sheet dates are translated at the market rates of exchange ruling at those dates. All exchange differences are dealt with in the statements of operations.

The registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve.

For the six months ended June 30, 2005 and 2004 all of the Company’s transactions were in the functional currency and the exchange rate of the functional currency was fixed to the reporting currency. As a result there were no exchange rate differences reflected in the Company’s financial statements.

Taxation– Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the countries in which the Company operates.

5

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Provision for The People’s Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

Enterprise income tax (“EIT”) is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Deferred taxes – Deferred taxes are accounted for at the current tax rate in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that a liability or asset is expected to be payable or receivable in the foreseeable future. The principal timing difference giving rise to the deferred income tax liability is the deferral for income tax reporting purposes of the gain on sale of real estate until the entire development is sold out.

Retirement benefit costs – According to The People’s Republic of China regulations on pension, the Company contributes to a defined contribution retirement scheme organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the scheme. Contributions to the scheme are calculated at 23.5% of the employees’ salaries above a fixed threshold amount and the employees contribute 2% to 8% while the Company contributes the balance contribution of 21.5%% to 15.5%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this scheme.

For the six months ended June 30, 2005, the Company’s pension cost charged to the statements of operations under the scheme amounted to $2,024.

Fair value of financial instruments –The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as at December 31, 2004 because of the relatively short-term maturity of these instruments.

6

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Use of estimates– The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements – In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of December 31, 2004, the Company had no financial instruments with these characteristics.

In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. As of December 31, 2004, the Company had no derivative or hedging activities.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs – an amendment of ARB No. 43, Chapter 4. SFAS No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company’s financial position, results of operations, or cash flows.

In December 2004, the FASB issued a revision of SFAS No. 123, Share-Based Payment. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments.

The statement is effective for the quarter beginning January 1, 2006.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets-amendment of APB Opinion No. 29. SFAS No. 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

7

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

Management believes adoption of these new statements will not have any significant effect on the Company’s financial condition or results of operations.

4.     Concentrations of business and credit risk

Substantially all of the Company’s bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaling $481,917 (2003: $359,779) as of December 31, 2004, were collateralized by real estate.

5.     Cash and equivalents

June 30, 2005
Restricted cash:

Pledged bank deposits	$797,181

Non-restricted cash:
Cash on hand	$539,533
Bank deposits	1,204,967

$1,744,500

Pledged bank deposits, which are restricted, bear interest at 0.06% per month and in accordance with the terms and conditions of the banking facilities agreed with banks to provide mortgage loan facilities to buyers of properties developed by the Company, the Company agreed to place guarantee fund deposits of not less than 5% to 10% of the total outstanding mortgage loans extended to properties buyers and to guarantee the repayments of the mortgage loans. The guarantee fund shall be restricted while the mortgage loans extended to properties buyers shall remain outstanding.

8

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

6.     Accounts receivable, other receivables and prepayments

Accounts receivable and other receivables consist of the following:

June 30, 2005
Accounts receivable	$847,712
Less: Provision for doubtful debts	(137,784)

Accounts receivable, net	709,928

Other receivables
Rental/ Property management fee income receivable	1,785,063
Cash advances to staff	142,813
Other debtors	543,493
Other loan - unsecured	398,687
Less: Provision for doubtful accounts	(938,664)

Other receivables	1,931,392

$2,641,320

7.      Properties held for resale

A break down of properties held for resale by project is as follows:

June 30, 2005
Qiyun New Village	$3,151,742
Peacock Garden	484,758
Chenglong Garden	20,612,376
President Building	4,892,138
Maryland Building	221,304
Others	130,879

Total	$29,493,197

As of June 30, 2005, carrying values of properties held for resale of $15,051,876 have been pledged to secure short-term borrowings and mortgage loans. See Notes 14 and 15.

9

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

8.     Properties and equipment

Properties and equipment, stated at cost less accumulated depreciation and amortization, consist of:

June 30, 2005
Land use rights and buildings	$31,295,372
Furniture and fixtures	179,413
Motor vehicles	773,071
Office equipment	154,175
Leasehold improvements	5,879,996

38,282,027
Less: Accumulated depreciation and amortization	(3,227,383)

$35,054,644

As of June 30, 2005 fixed assets of $16,420,395 have been pledged to secure short-term and mortgage backed borrowings. See Notes 14 and 15.

9.     Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following:

June 30, 2005
Accounts payable	$1,968,607
Other payables	1,098,393
Accrued salaries	38,547
Accrued welfare	5,131
Other accrued expenses	134
Interest payable	1,185,783

$4,296,595

10.    Advances from buyers

Advances from buyers represent purchase deposits from residential property buyers and loan guarantees treated as deferral of sales revenues until the Company has been released from this obligation at June 30, 2005.

10

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

11.    Amounts due to directors

The amounts due to directors at June 30, 2005 are as follows:

Name

Frank Jiang Fang	$4,961,705
Jiang Peng	408,871
Dang Jing Shi	42,936
Li Guang Hua	44,096
Wang Li Rong	44,748

$5,502,356

The amounts due are unsecured, interest free and arose principally in connection with the Equity Transfer Agreement dated October 18, 2004 described in Note 1.

12.    Amounts due from/(to) related parties

The amounts due from/(to) related parties at June 30, 2005 are as follows:

Name

Liaoning Maryland Concrete Co., Ltd.	$2,389,985
Shenyang Sheng Ji Construction Co., Ltd.	1,119
YunFeng Real Estate Development Co., Ltd.	5,413,895
Shenyang Peng Yuan Concrete Mfy	(994,958)

$6,810,041

The amounts due are unsecured, interest free and have no fixed repayment terms.

13.    Income tax refunds/(payable)

Net income tax refunds are as follows and result from excess payments of taxes over assessments:

June 30, 2005
Business tax	$(60,403)
Land appreciation tax	55,316
City construction tax	45,222
Education tax surcharge	7,501
Urban education tax surcharge	2,500
Property tax	162,860
Others	15,626

$228,622

11

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

No provision for deferred income taxes has been made for the six months ended June 30, 2005 and income taxes have been computed on the income of the Company for the six months ended June 30, 2004 based on statutory rates.

14.    Short-term loans

June 30, 2005
Bank loans
Secured	$42,940,821
Unsecured	106,280

$43,047,101

At June 30, 2005 all bank loans were treated as short-term because all bank loans have matured and negotiations are not settled as to an extension of the due dates of the bank loans.

During the year ended December 31, 2004, and on into the period ended June 30, 2005 there were numerous instances of events of defaults arising from the non-payments of interest and principals on a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, no apparent demands have been made by the banks to foreclose on the secured borrowings. The directors of the company are still in discussion with the banks to approve the roll-over of the terms and tenure of the secured and unsecured loans. Management remains confident that the bank negotiations will end in an extension to bank debt maturities.

15.    Long-term debts — secured

June 30, 2005
Long term debts:

Mortgage loans	$6,532,858

Less: Current portion of long-term debts	1,364,934

Long-term debts	$5,167,924

12

SILVERSTRAND INTERNATIONAL HOLDING LIMITED AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

15.     Long-term debts — secured (continued)

Maturities of the long-term debts including mortgage loans for each of the next five years and thereafter are as follows:

Amount

2005	$1,364,934
2006	1,364,934
2007	1,170,962
2008	605,997
2009	473,003
Thereafter	1,553,028

$6,532,858

16.     Members’ Equity

Members Equity consists of share capital ownership of the merged companies and statutory reserved retained earnings of the merged companies from their original inception and accumulated earnings of the merged enterprises since each merged company’s inception. See Note 1 for a description of enterprises involved and the plan of merger which was consummated according to the Equity Transfer Agreement dated October 18, 2004.

17.    Commitments

As of June 30, 2005 the Company had no commitments for capital expenditures for contractual commitments of the construction projects.

The Company has entered into a legal consulting agreement for Solicitors to provide legal advisory services totaling $263,889 for the remainder of 2005 at June 30, 2005.

In connection with the Equity Transfer Agreement, 60% of the required $5,000,000 is to be paid within six months after the business registration certificate is final with another 20% due three months later and the final 20% due three months later.

13

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY AUDITED FINANCIAL STATEMENTS DECEMBER 31, 2004

Silverstrand International Holdings Limited and subsidiary

Table of contents

Page

Independent Auditors’ Report......................................................................	1
Consolidated Balance Sheets.......................................................................	2
Consolidated Statements of Operations.......................................................	3
Consolidated Statements of Members' Equity.............................................	4
Consolidated Statements of Cash Flows......................................................	5 to 6
Notes to the Consolidated Financial Statements..........................................	7 to 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY
(Incorporated in Hong Kong Special Administrative Region with limited liability)

We have audited the accompanying balance sheets of Silverstrand International Holdings Limited and its subsidiary (the “Company”) as of December 31, 2004 and the related statements of operations, retained earnings and cash flows for the years ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silverstrand International Holdings Limited and its subsidiary as of December 31, 2004 and the Company’s results of its operations and cash flows for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/	Eva Yi–Fang Tsai
Eva Yi–Fang Tsai

e-Fang Accountancy Corp., & CPA

Certified Public Accountants

City of Industry, USA

September 15, 2005

1

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Consolidated balance sheet as of December 31, 2004
(Expressed in US dollars)

2004
Assets

Current assets

Cash and equivalents	$819,441
Restricted cash	796,338
Accounts receivable and other receivables	4,333,477
Properties held for resale	36,336,856
Advances to suppliers	79,078
Amounts due from related companies	3,003,731

Total current assets	45,368,921

Property and equipment - net	34,475,524

Total assets	$79,844,445

Liabilities and members' equity

Current liabilities

Accounts payable and accrued expenses	$5,726,017
Advances from buyers	13,279,257
Amounts due to directors	5,662,716
Tax payable	81,149
Other taxes payable	45,618
Short-term loans	31,590,580
Current portion of long-term liabilities	1,292,790

Total current liabilities	57,678,127
Long-term liabilities	18,369,365

Total liabilities	76,047,492

Commitments and contingencies	-

Members’ equity:

Share capital	1,282
Capital reserves	1,147,173
Retained earnings	2,648,498

Total members' equity	3,796,953

Total liabilities and members' equity	$79,844,445

The accompanying notes are an integral part of these financial statements

2

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Consolidated statement of operations
For the year ended December 31, 2004
(Expressed in US dollars)

2004
Sales Revenues	$26,021,806
Cost of Properties Sold	20,062,871

Gross profit	5,958,935

Selling, General and Administrative Expenses:

Selling expenses	823,655
Administrative expenses	967,634
Other operating expenses	1,329,724
Depreciation	1,888,207

Total expenses	5,009,220

Income from operations	949,715

Other income (expense)

Other revenues	3,649,503
Interest and finance cost	(4,372,856)

Total other income (expense)	(723,353)

Income/(loss) before provision for income taxes	226,362
Provision for income taxes	74,879

Net income (expense)	$151,483

The accompanying notes are an integral part of these financial statements

3

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Consolidated statement of members“ equity
For the year ended December 31, 2004
(Expressed in US dollars)

	Share capital	Capital reserve	Retained earnings/(loss)	Total members’ equity
Balance at December 31, 2003	$1,282	$969,507	$2,674,681	$3,645,470
Net income for the year	-	-	151,483	151,483
Transfer to capital reserve	-	177,666	(177,666)	-

Balance at December 31, 2004	$1,282	$1,147,173	$2,648,498	$3,796,953

The accompanying notes are an integral part of these financial statements

4

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Consolidated statement of members“ equity
For the year ended December 31, 2004
(Expressed in US dollars)

2004
Cash flows from operating activities

Net income	$151,483

Adjustments to reconcile net income to net cash provided by
operating activities

Depreciation	1,888,207

Changes in assets and liabilities -
(Increase) decrease in:
Accounts receivables and other receivables	(2,124,985)
Amounts due from related companies	(3,085,518)
Amounts due from directors	923,033
Advances to suppliers	(6,493)
Accounts payable and other payables	(11,947,482)
Advances from buyers	1,941,270
Properties held for resale	28,117,653
Other taxes refundable	(209,969)
Restricted cash	(73,665)
Income tax payable	(1,591,701)

Net cash provided by (used in) operating activities	13,981,833

Cash flows from investing activities:

Purchases/(transfer) of fixed assets	(9,554,403)
Transfer from construction-in-progress	-

Net cash provided by investing activities	(9,554,403)

Cash flows from financing activities:
Loan repayments	(4,854,239)

Net cash provided by financing activities	(4,854,239)

Net increase in cash	(426,809)

Cash at beginning of year	1,246,250

Cash at end of year	$819,441

The accompanying notes are an integral part of these financial statements

5

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Supplemental disclosure of consolidated statement of cash flows
For the year ended December 31, 2004
(Expressed in US dollars)

2004
Supplemental Disclosure of Cash Flow information

Interest paid	$4,962,064

Income taxes paid	$1,668,453

Transfer of stock of properties to fixed assets	$8,324,462

Construction in progress completed and transferred	$--

Supplemental disclosure of non-cash investing and financing activities:

During the year ended December 31, 2004 the Company transferred 107 units of the commercial buildings in President Building at cost of $8,324,462 from properties held for resale to fixed assets.

The accompanying notes are an integral part of these financial statements.

6

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

1.     Description of business

Nature of organization

Silverstrand International Holdings Limited (“Silverstrand”) was incorporated on September 30, 2004 in Hong Kong Special Administrative Region, in the People’s Republic of China with an authorized capital of $12,820,513 (HK$100.0 million) divided in 100 million ordinary shares of par value $0.12 (HK$1) each. Silverstrand is intended as the holding company of Shenyang Maryland International Industry Company Limited (formerly: Shenyang Malilan Audio Equipment Company, Limited).

Shenyang Malilan Audio Equipment Company, Limited (subsequently renamed: Shenyang Maryland International Industry Company Limited (“Shenyang Maryland”) on August 7, 1992) was registered as a limited liability Sino-foreign joint investment enterprise on December 14, 1989 in Shenyang, Liaoning Province in the People’s Republic of China with a registered capital of $120,000 and a defined period of existence of 10 years to December 13, 1999. The joint venture parties were Shenyang City Great Wall Electronic Audio Company as to $24,000 or 20% of the registered capital and Shun Fat Industrial Company as to $96,000 or 80%. The initial principal core activities of Shenyang Maryland were the distribution of audio equipment and the principal country of operations was in the People’s Republic of China.

On January 14, 1991 Shenyang Maryland increased its registered capital by $880,000 from $120,000 to $1,000,000 and the joint venture parties’ respective registered equity holdings were changed to Shenyang City Great Wall Electronic Audio Company as to $500,000 or 50% of the registered capital and Shun Fat Industrial Company as to $500,000 or 50%. From September 12, 1991 through to March 9, 1994 in a series of increments, Shenyang Maryland increased its registered capital by $4.0 million from $1.0 million to $5.0 million and the respective joint venture parties’ registered equity holdings remained unchanged at 50% each. On March 9, 1994 Shun Fat Industrial Company transferred all of its 50% registered equity holding of $2,499,155 to Pearl Industrial Limited.

With the approval of the Shenyang City Foreign Trade and Economic Co-operation Bureau dated December 19, 2002, and by a Termination Agreement between Shenyang City Great Wall Electronic Audio Company and Pearls Industrial Limited, the joint venture operations of Shenyang Maryland were terminated and, thereafter, Shenyang Maryland operates as a non-foreign investment enterprise (domestic enterprise). As a consequence of this change of corporate status, the registered capital of Shenyang Maryland was recorded as Rmb.41.5 million ($5,000,000) to take into account the actual exchange fluctuation.

Pursuant to a Registered Capital Transfer Agreement (“Transfer Agreement”) dated December 4, 2002, Pearls Industrial Limited transferred all of its 50% registered equity at a total consideration of $2,499,155 (Rmb.20,693,000) to Shenyang City Great Wall Audio Company as to 37%, Jiang Peng as to 10% and Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each. After the transfers, the registered equity holders of Shenyang Maryland were Shenyang City Great Wall Audio Company as to 87%, Jiang Peng, as to 10%, Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each of the registered capital.

Under the terms and conditions of a Sale and Purchase Agreement (the “Agreement”) dated October 18, 2004 the existing registered equity holders of Shenyang Maryland on record on that date agreed to their registered equity and Silverstrand agreed to buy the entire registered equity in Shenyang Maryland at a total consideration based on the audited net assets value of Shenyang Maryland as of December 31, 2004.

7

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

1.     Description of business (Continued)

Pursuant to the Equity Transfer Agreement dated October 18, 2004, Jiang Fang as to 87%, Jiang Peng as to 10%, Dang Jing Shi as to 1%, Li Guang Hua as to 1% and Wang Li Rong as to 1%, collectively referred to as “vendors”, agreed to dispose all of their registered equity in Shenyang Maryland International Industry Co., Limited to Silverstrand International Holdings Limited (“Silverstrand”) at consideration of $5.0 million (Rmb.41.5 million) for the purpose of transforming Shenyang Maryland into a wholly owned foreign enterprise (WOFE). In accordance with the terms and conditions of the Agreement, the consideration for the acquisition of Shenyang Maryland shall be paid within one year in three installments:

—  First installment of $2,490,000;

—  Second installment of $830,000; and

—  Third installment of $830,000;

Liaoning Trust Certified Public Accountants Company Limited reported that as of April 6, 2005 Shenyang Foreign Trade, Economic Bureau and Trade and Commerce Administrative Bureau (Registration No. [2004] 553) approved the reclassification of Shenyang Maryland as a wholly owned foreign enterprise and issued business registration certificate (No. 111103721 (1-1)) to Shenyang Maryland with a registered capital of $5,000,000 (Rmb.41,500,000).

On completion of the registered capital transfers, Shenyang Maryland would be reclassified from a non-foreign investment enterprise to a wholly owned foreign enterprise. The Vendors shall receive their relative share of the consideration from Silverstrand of $5,000,000 (Rmb.41,500,000) in three installments:

—  Jiang Fang as to $4,350,000 (Rmb.36,105,000);

—  Jiang Peng as to $500,000 (Rmb.4,150,000); and,

—  Pay $50,000 (Rmb.415,000) to each of Dang Jing Shi, Li Guang Hua and Wang Li Rong

On November 23, 2004 the Ministry of Commerce and Business Registration issued a business registration certificate approving Shenyang Maryland reclassification to a wholly owned foreign enterprise.

Description of business

The Company’s principal activities are investment holdings, property development, sales and property management and its principal country of operations is in The People’s Republic of China (“PRC”).

2.     Basis of preparation of financial statements

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements are prepared under the historical cost convention. This basis of accounting differs from that used in the preparation of the Company’s statutory financial statements, prepared on a cash basis, are prepared in accordance with generally accepted accounting principles and the relevant financial regulations applicable to enterprises in the PRC.

Audited financial statements for the year ended December 31, 2004, prepared under generally accepted accounting principles in the United States of America, are prepared for consolidation purpose.

8

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies

The following is a summary of significant accounting policies:

Cash and equivalents — The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. The Company has restricted cash in accordance with the loan covenants.

Accounts receivable — Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet is stated net of such provision. As of December 31, 2004, provision for doubtful debts amounted to $710,368.

Intangible assets — Intangible assets represent land use rights in the People’s Republic of China and are stated at costs or valuation less accumulated amortization. Amortization is calculated on a straight-line basis to write off the cost over the lease term of the land use rights.

Related companies — A related company is a company in which the director has beneficial interests in and in which the Company has significant influence.

Receipts in advance — Revenues from the sale of goods or services is recognized on time apportionment basis when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

Properties held for sale — Properties held for sale are comprised of properties held for sale and repossessed properties held for resale and are stated at the lower of cost or net realizable value. Cost includes acquisition costs of land use rights, development expenditure, interests and any overhead costs incurred in bringing the developed properties to their present location and condition.

Net realizable value is determined by reference to management estimates based on prevailing market conditions. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers. Management reduces the estimated market value by anticipated selling expenses and associated taxes to derive the net realizable value.

Legal capital reserve — Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company’s Memorandum and Articles of Association, the Company is required to appropriate 10% of the net distributable profit after enterprises income tax to capital reserve.

One-half of the capital reserve may be used for staff welfare payments and the balance one-half may be transferred back to the statement of operations to mitigate the losses from operations. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

9

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (continued)

Property and equipment — Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line basis for both financial and income tax reporting purposes over useful lives as follows:

Building and land use rights	8-26 years
Equipment	5 years
Motor vehicles	5 years
Office furniture and fixtures	5 years

Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Property and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the year ended December 31, 2004.

Construction-in-progress— Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale.

Construction-In-Progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation.

Contingent Liabilities and Contingent Assets — A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow occurs so that outflow is probable, they will then be recognized as a provision.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company.

10

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (continued)

Contingent assets are not recognized but are disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When inflow is virtually certain, an asset is recognized.

Income Recognition — Revenue from the sale of properties is recognized when the following four criteria are met: (1) a sale is consummated (2) the buyers initial and continuing investments are adequate to demonstrate a commitment to pay for the property, (3) the seller’s receivable is not subject to future subordination and (4) the seller has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

Rental income comprises rental income from Qiyun New Garden and President Building. Rental income is recognized on an accruals basis.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable.

Cost of properties sold — The cost of goods sold includes the carrying amount of the properties being sold and the business taxes paid by the Company in connection with the sales. Business taxes included in cost of sales were $2,045,784 for the year ended December 31, 2004.

Foreign currencies — These financial statements have been prepared in U.S. dollars. The functional currencies for the Company are denominated in “Hong Kong dollar” and “Renminbi” or “Yuan”, respectively. Non-monetary assets and liabilities are translated at historical rates, monetary assets and liabilities are translated at the exchange rates in effect at the end of the year, and income statement accounts are translated at average exchange rates. There were material translation gains or losses during the year ended December 31, 2004 as the Renminbi was tied to the U.S. Dollar during the time period covered in these financial statements.

Registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve in members’ equity.

Taxation— Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the countries in which the Company operates.

Provision for The People’s Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

11

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

Enterprise income tax (“EIT”) is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Deferred taxes — Deferred taxes are accounted for at the current tax rate in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that a liability or asset is expected to be payable or receivable in the foreseeable future. The principal timing difference giving rise to the deferred income tax liability at December 31, 2004 is the deferral for income tax reporting purposes of the gain on sale of real estate until the entire development is sold out.

Retirement benefit costs — According to The People’s Republic of China regulations on pension, the Company contributes to a defined contribution retirement scheme organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the scheme. Contributions to the scheme are calculated at 23.5% of the employees’ salaries above a fixed threshold amount and the employees contribute 2% to 8% while the Company contributes the balance contribution of 21.5%% to 15.5%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this scheme.

For the years ended December 31, 2004, the Company’s pension cost charged to the statements of operations under the scheme amounted to $8,977. As of December 31, 2004, the Company’s pension contributions of $8,977 have been paid to the State Pension Fund.

Fair value of financial instruments — The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as at December 31, 2004 because of the relatively short-term maturity of these instruments.

Use of estimates — The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

12

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

Recent accounting pronouncements — In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of December 31, 2004, the Company had no financial instruments with these characteristics.

In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. As of December 31, 2004, the Company had no derivative or hedging activities.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs — an amendment of ARB No. 43, Chapter 4. SFAS No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company’s financial position, results of operations, or cash flows.

In December 2004, the FASB issued a revision of SFAS No. 123, Share-Based Payment. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period. The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments. The statement is effective for the quarter beginning January 1, 2006.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets-amendment of APB Opinion No. 29. SFAS No. 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

In November 2002, Interpretation No. 45 of the Financial Accounting Standards Board (“FASB”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”) was issued. FIN 45 requires certain guarantees to be recorded at fair value and requires a guarantor to make significant new disclosures, even when the likelihood of making any payments under the guarantee is remote.

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SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

Generally, FIN 45 applies to certain types of financial guarantees that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying agreement that is related to an asset, liability, or an equity security of the guaranteed party; performance guarantees involving contracts which require the guarantor to make payments to the guaranteed party based on another entity’s failure to perform under an obligating agreement; indemnification agreements that contingently require the guarantor to make payments to an indemnified party based on changes in an underlying agreement that is related to an asset, liability, or an equity security of the indemnified party; or indirect guarantees of the indebtedness of others. Disclosure requirements under FIN 45 are effective for financial statements ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45‘s scope, including guarantees issued prior to FIN 45. The Company has evaluated the accounting provisions of the interpretations and there was no material impact on its financial condition, results of operations or cash flows for the period ended December 31, 2002.

Management believes adoption of these new statements will not have any significant effect on the Company’s financial condition or results of operations.

4.     Concentrations of business and credit risk

Substantially all of the Company’s bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S. banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaling $481,917 as of December 31, 2004, were collateralized by real estate.

5.     Cash and equivalents

2004
Restricted cash:

Pledged bank deposits	$796,338

Non-restricted cash:
Cash on hand	$505
Bank deposits	818,936

$819,441

Pledged bank deposits, which are restricted, bear interest at 0.06% per month and in accordance with the terms and conditions of the banking facilities agreed with banks to provide mortgage loan facilities to buyers of properties developed by the Company, the Company agreed to place guarantee fund deposits of not less than 5% to 10% of the total outstanding mortgage loans extended to properties buyers and to guarantee the repayments of the mortgage loans (note 22). The guarantee fund shall be restricted while the mortgage loans extended to properties buyers shall remain outstanding.

14

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

6.     Accounts receivable, other receivables and prepayments

Accounts receivable and other receivables consist of the following:

2004
Accounts receivable	$658,259
Less: Provision for doubtful debts	(137,784)

Accounts receivable, net	520,475

Other receivables
Rental/ Property management fee income receivable	1,092,665
Cash advances to staff	131,950
Other debtors	3,019,156
Other loan - unsecured	141,815
Others	-
Less: Provision for doubtful accounts
(572,584)

Other receivables	3,813,002

$4,333,477

7.     Properties held for resale

A break down of properties held for resale by project is as follows:

2004
Qiyun New Village	$4,607,096
Peacock Garden	484,758
Chenglong Garden	24,653,166
President Building	6,239,653
Maryland Building	221,304
Others	130,879

Total	$36,336,856

As of December 31, 2004, carrying values of properties held for resale of $nil and $17,894,416, totaling $17,894,416 have been pledged to secure short-term borrowings of $31,484,300 and long-term borrowings of $19,662,155, $11,835,749 of $51,146,455 would be extended by bank for a future eighteen month period (notes 14 and 15).

15

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

8.     Properties and equipment

Properties and equipment, stated at cost less accumulated depreciation and amortization, consist of:

2004
Land use rights and buildings	$29,947,386
Furniture and fixtures	179,413
Motor vehicles	773,071
Office equipment	147,581
Leasehold improvements	5,879,996
36,927,447
Less: Accumulated depreciation and amortization	(2,451,923)
$34,475,524

As of December 31, 2004 fixed assets of $1,789,330 and $14,490,148 totaling $16,279,478 have been pledged to secure short-term borrowings of $31,484,300 and long-terms bank borrowings of $19,662,155, totaling $51,146,455 (notes 14 and 15).

9.     Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following:

2004
Accounts payable	$3,453,163
Other payables	1,254,084
Accrued salaries	42,487
Accrued welfare	1,527
Other accrued expenses	495,387
Interest payable	479,369

$5,726,017

10.    Advances from buyers

Advances from buyers represent purchase deposits from residential property buyers as at the balance sheets dates. The deposits from such property buyers for residential properties to be transferred in the subsequent years are carried forward as deferred revenue.

16

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

11.   Amounts due from/(to) related parties

The amounts due from/(to) related parties at December 31, 2004 are as follows:

Name	Balance at 12.31.2004	Maximum outstanding balance during year	Security held
Liaoning Maryland Concrete Co., Ltd.	2,085,520	$2,085,520	none
Shenyang Sheng Ji Construction Co., Ltd.	1,184	$1,184	none
YunFeng Real Estate Development Co., Ltd.	908	$1,899,908	none
Shenyang Peng Yuan Concrete Mfy	(982,881)	$187	none
Shenyang Yi Dou Int'l Industry Co., Ltd.	-	($ 845,411)	none

	$3,003,731

The amounts due are unsecured, interest free and have no fixed repayment terms.

12.   Amounts due to directors

The amounts due (to)/from directors at December 31, 2004 are as follows:

Name	Balance		Total
	Consolidated from Silverstrand	Consolidated from Maryland	outstanding balance for the year	Security held
Frank Jiang Fang	$4,806,378	$13,453	$4,819,831	none
Jiang Peng	447,509	264,755	$712,264	none
Dang Jing Shi	44,748	(3,623)	$41,125	none
Li Guang Hua	44,748	0	$44,748	none
Wang Li Rong	44,748	0	$44,748	none

	$5,388,131	$274,585	$5,662,716

The amounts due to directors consolidated from Silverstrand International Holding limited occurred pursuant to the equity transferring agreement that transferred 100% of Shenyang Maryland International Industry Co., Limited’s equity from the above listed directors to Yun Hung, representing Silverstrand International Holding Limited. The amounts due are to be paid in three installments within one year. The equity transferred to Yun Hung is subsequently transferred to Frank Jiang in 2005.

The amounts due to/(from) directors consolidated from Shenyang Maryland International Industry Co., Limited are in the nature of current accounts for business purposes. The amounts due are unsecured, interest free and have no fixed repayment terms.

17

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

13.   Other tax payables/(refundable)

Other tax payables/(refundable) consist of the following:

2004
Business tax	$5,379
Land appreciation tax	125,747
City construction tax	(87,267)
Education tax surcharge	(44,683)
Urban education tax surcharge	3,177
Property tax	43,265

$45,618

14.   Short-term loans

2004
Bank loans

Secured	$31,484,300
Unsecured	106,280

$31,590,580

As of December 31, 2004, short-term borrowings of $31,590,580 and long-term borrowings of $19,662,155 are secured by a legal charge over fixed assets of $16,279,478 and stock of properties held for resale of $17,894,416 (notes 7 and 8).

During the year ended December 31, 2004, there were numerous instances of events of defaults arising from the non-payments of interest and principals on a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, no apparent demands had been made by the banks to foreclose on the secured borrowings. The directors of the company are still in discussion with the banks to approve the roll-over of the terms and tenure of the secured and unsecured loans totaling $2,608,696 as they mature on the due dates (note 23).

18

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

15.   Long-term debts – secured

2004
Long term debts:

Bank loans - secured	$11,835,749
Mortgage loans	7,826,406

Less: Current portion of long-term debts	1,292,790

Long-term debts	$18,369,365

(a)        Bank loans – secured

As of December 31, 2004, short-term borrowings of $31,590,580 and long-term borrowings of $19,662,155 are secured by a legal charge over fixed assets of $16,279,478 and stock of properties held for resale of $17,894,416 (notes 7 and 8).

The bank borrowings are secured, carry interest and are repayable by various dates, the last of which expired on February 14, 2004 and December 30, 2004. During the year ended December 31, 2004, there were numerous instances of events of defaults arising from the non-payments of interest and principals on a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, no apparent demands had been made by the banks to foreclose on the secured borrowings. The directors of the company held many ongoing discussions and negotiation with two major lenders to roll-over the terms and tenure of the secured and unsecured loans totaling $40,711,353 (Rmb.337,090,000) as of December 31, 2004 as they matured on various due dates.

Negotiations with two principal bankers for the extension of the secured borrowings for a further period of eighteen months are ongoing. While one of the principal bankers has advised that secured borrowings totaling $11,835,749 would, in principle, be extended for a further eighteen month period, the other principal banker of the secured borrowings totaling $28,875,604 has not yet made any commitment for such an extension (note 23). As a result, only $11,835,749 has been continued to be classified under long-term debts. $28,875,604 has been changed to be classified under short-term debts.

19

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

15.   Long-term debts — secured (continued)

(b)   Mortgage loans

The Company had the following current and long-term debts at December 31, 2004:

	2004
	Current	Long-term
5.58% note payable to a bank monthly installments of
principal and interest, due on various dates through
2005 secured by property	$35,681	$--

4.77% note payable to a bank monthly installments of
principal and interest, due on various dates through
2006 secured by property	35,326	75,914

6.633% note payable to a bank monthly installments of
principal and interest, due on various dates through
2006 secured by property	744,444	1,302,778

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2009 secured by property	9,489	44,750

5.76% note payable to a bank monthly installments of
principal and interest, due on various dates through
2010 secured by property	82,641	438,405

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2011 secured by property	29,937	185,321

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2012 secured by property	29,710	238,020

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2013 secured by property	11,269	102,819

5.76% note payable to a bank monthly installments of
principal and interest, due on various dates through
2013 secured by property	207,246	2,087,472

20

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

15.   Long-term debts — secured (continued)

	2004
	Current	Long-term
5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2014 secured by property	11,570	116,949

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2015 secured by property	4,831	53,109

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2016 secured by property	5,348	63,702

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2017 secured by property	12,882	166,088

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2019 secured by property	6,871	116,300

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2020 secured by property	6,737	124,659

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2021 secured by property	3,814	64,500

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2022 secured by property	16,872	337,184

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2023 secured by property	10,068	267,785

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2024 secured by property	-	-

21

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

15.   Long-term debts — secured (continued)

	2004
	Current	Long-term
5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2025 secured by property	1,891	62,516

5.58% note payable to a bank monthly installments of
principal and interest, due on various dates through
2025 secured by property	4,251	91,365

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2026 secured by property	3,473	76,086

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2028	3,818	120,511

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2029 secured by property	2,371	59,062

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2030 secured by property	2,933	76,006

5.04% note payable to a bank monthly installments of
principal and interest, due on various dates through
2032 secured by property	9,380	262,315

	$1,292,790	$6,533,616

Mortgage loans are secured by legal charges over the Company’s land use rights and buildings of $4,271,585 and properties held for resale of $7,457,156 (notes 7 and 8).

22

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

15.   Long-term debts — secured (continued)

Maturities of the long-term debts including mortgage loans for each of the next five years and thereafter are as follows:

Amount

2006	13,946,991
2007	-
2008	-
2009	44,750
2010	438,405
Thereafter	3,939,219

$18,369,365

16.   Share Capital

2004
Authorized capital (HK$100,000,000):
100,000,000 Ordinary shares at par of HK$1 each on incorporation
on September 30, 2004	$12,820,513

Issued and fully paid:
Issued and fully paid during the year	$1,282

Silverstrand International Holdings Limited (“Silverstrand”), was incorporated on September 30, 2004 in Hong Kong Special Administrative Region, in the People’s Republic of China with an authorized capital of $12,820,513 (HK$100.0 million) divided into 100 million ordinary shares of par value $0.12 (HK$1) each. On the date of incorporation 1 subscriber share was issued to a subscriber at par for cash. On October 18, 2004 another 9,999 ordinary shares were issued at par for cash to provide additional working capital to the Company. The new shares rank pari passu with the existing share.

The Company’s principal activities are investment holdings, property development, sales and property management. The Company’s principal country of operations is in The People’s Republic of China (“PRC”).

17.   Subsidiary

The initial principal core activities of Shenyang Maryland were the distribution of audio equipment and its principal country of operations was in the People’s Republic of China.

Shenyang Malilan Audio Equipment Company, Limited (subsequently renamed: Shenyang Maryland International Industry Company Limited (“Shenyang Maryland”) on August 7, 1992) was registered as a limited liability Sino-foreign investment joint enterprise on December 14, 1989 in Shenyang, Liaoning Province in the People’s Republic of China with a registered capital of $120,000 and a defined period of existence of 10 years to December 13, 1999. The joint venture parties were Shenyang City Great Wall Electronic Audio Company as to $24,000 or 20% of the registered capital and Shun Fat Industrial Company as to $96,000 or 80%.

23

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

17.   Subsidiary (continued)

On January 14, 1991 Shenyang Maryland increased its registered capital by $880,000 from $120,000 to $1,000,000 and the joint venture parties’ respective registered equity holdings were changed to Shenyang City Great Wall Electronic Audio Company as to $500,000 or 50% of the registered capital and Shun Fat Industrial Company as to $500,000 or 50%. From September 12, 1991 through to March 9, 1994 in a series of increments, Shenyang Maryland increased its registered capital by $4.0 million from $1.0 million to $5.0 million and the respective joint venture parties’ registered equity holdings remained unchanged at 50% each. On March 9, 1994 Shun Fat Industrial Company transferred its 50% registered equity holding of $2,499,155 to Pearl Industrial Limited.

With the approval of the Shenyang City Foreign Trade and Economic Co-operation Bureau dated December 19, 2002, and by a Termination Agreement between Shenyang City Great Wall Electronic Audio Company and Pearls Industrial Limited, the joint venture operations of Shenyang Maryland were terminated and. Thereafter, Shenyang Maryland operates as a non-foreign investment enterprise (domestic enterprise). Subsequent to this change, the registered capital of Shenyang Maryland was recorded as Rmb.41.5 million ($5,000,000) to take into account the exchange fluctuation.

Pursuant to a Registered Capital Transfer Agreement (“Transfer Agreement”) dated December 4, 2002, Pearls Industrial Limited transferred all of its 50% registered equity at a total consideration of $2,499,155 (Rmb.20,693,000) to Shenyang City Great Wall Audio Company as to 37%, Jiang Peng as to 10% and Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each. After the transfers, the registered equity holders of Shenyang Maryland are Shenyang City Great Wall Audio Company as to 87%, Jiang Peng, as to 10%, Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each of the registered capital.

Under the terms and conditions of a Sale and Purchase Agreement (the “Agreement”) dated October 18, 2004 the existing registered equity holders of Shenyang Maryland on record on that date agreed to their registered equity and Silverstrand agreed to buy the entire registered equity in Shenyang Maryland at a total consideration based on the audited net assets value of Shenyang Maryland as of December 31, 2004.

Pursuant to the Equity Transfer Agreement dated October 18, 2004, Jiang Fang as to 87%, Jiang Peng as to 10%, Dang Jing Shi as to 1%, Li Guang Hua as to 1% and Wang Li Rong as to 1%, collectively referred to as “vendors”, agreed to dispose all of their registered equity in Shenyang Maryland International Industry Co., Limited to Silverstrand International Holdings Limited (“Silverstrand”) at consideration of $5.0 million (Rmb.41.5 million) for the purpose of transforming Shenyang Maryland into a wholly owned foreign enterprise (WOFE). In accordance with the terms and conditions of the Agreement, the consideration for the acquisition of Shenyang Maryland shall be paid within one year in three installments:

—  First installment of $2,490,000;

—  Second installment of $830,000; and

—  Third installment of $830,000;

Liaoning Trust Certified Public Accountants Company Limited reported that as of April 6, 2005 Shenyang Foreign Trade, Economic Bureau and Trade and Commerce Administrative Bureau (Registration No. [20041553) approved the reclassification of Shenyang Maryland as a wholly owned foreign enterprise and issued business registration certificate (No. 111103721 (1-1)) to Shenyang Maryland with a registered capital of $5,000,000 (Rmb.41,500,000).

24

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

17.   Subsidiary (continued)

On completion of the registered capital transfers, Shenyang Maryland would be reclassified from a non-foreign investment enterprise to a wholly owned foreign enterprise. The vendors shall receive their relative share of the consideration from Silverstrand of $5,000,000 (Rmb.41,500,000) in three installments

—  Jiang Fang as to $4,350,000 (Rmb.36,105,000);

—  Jiang Peng as to $500,000 (Rmb.4,150,000); and,

—  Pay $50,000 (Rmb.415,000) to each of Dang Jing Shi, Li Guang Hua and Wang Li Rong

On November 23, 2004 the Ministry of Commerce and Business Registration issued a business registration certificate approving Shenyang Maryland reclassification as a wholly owned foreign enterprise.

Shenyang Maryland’s principal activities are investment holdings, property development, sales and property management and its principal country of operations is in The People’s Republic of China (“PRC”).

18.  Sales revenues

Sales revenues represented the value of net invoiced value of goods sold during the year. The amounts of each significant category of revenues recognized during the year were as follows:

2004
Sales revenues	$26,021,806

Other revenues
Bank interest	10,156
Rental income	3,587,297
Others	52,050

Total other revenues	$3,649,503

19.   Interest and finance costs

2004
Interest on bank loans	$4,193,557
Exchange difference	188,104
Interest (income)	(10,156)
Handling expenses and others	1,351

$4,372,856

25

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

20.   Income tax

2004
Enterprise income tax	$74,879

Enterprise income tax (“EIT”) in the People’s Republic of China is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. Enterprise income tax has been provided at the rate of 33% on the estimated assessable income derived during the years ended December 31, 2004.

No provision for deferred tax has been made, as it is not considered that a material asset or liability will be realized in the foreseeable future. Deferred tax liability arising from timing difference and deferred tax benefits arising from losses from operations and which deferred tax liabilities or benefits are not provided for in the financial statements amounted to $nil as of December 31, 2004.

21.   Commitments

As of December 31, 2004 the Company had no commitments for capital expenditures for contractual commitments of the construction projects.

22.   Contingent liabilities

Pursuant to a Mortgage Loan Facilities Agreement (the “Agreement”) of October 10, 2001 between Industrial and Commercial Bank of China (the “Bank”) and the Company, the Bank agreed to provide mortgage loans facilities, representing 70% of the purchase price, to properties buyers of properties (Chenglong Garden) developed by the Company for a period of 30 years. Based on the terms and conditions of mortgage loans facilities under which the Bank has agreed to provide mortgage loans to qualified buyers, the Company has agreed to provide guarantees to the Bank, on behalf of the property buyers, on mortgage loans extended to qualified buyers. When real estate certificates become available for registration, properties buyers would pledge their real estate certificates as securities for the mortgage loans granted by the banks and, at which time, the Company’s guarantees to the banks would be released/discharged.

Pursuant to another Mortgage Loan Facilities Agreement (the “Agreement”) of June 24, 2002 between China Merchants Bank (the “Bank”) and the Company, the Bank agreed to provide mortgage loans to buyers of properties (Chenglong Garden) developed by the Company. Based on the terms and conditions of mortgage loans facilities under which the Bank has agreed to provide mortgage loans to qualified buyers, the Company has agreed to provide guarantees to the Bank, on behalf of the property buyers, on mortgage loans extended to qualified buyers. When real estate certificates become available for registration, properties buyers would pledge their real estate certificates as securities for the mortgage loans granted by the banks and at which time, the Company’s guarantees to the banks would be released/discharged.

As of December 31, 2004 the Company has provided guarantees on mortgage loans extended by the Bank totaling of $2,442,029 (Rmb.20,220,000).

26

SILVERSTRAND INTERNATIONAL HOLDINGS LIMITED AND SUBSIDIARY

Notes to the consolidated financial statements
(Expressed in US dollars)

22.   Contingent liabilities (continued)

2004
Corporate guarantees given to banks with respect to mortgage loans
extended to properties buyers	$4,449,275

Of the mortgage loans under guarantees of $4,449,275 as of December 31, 2004, real estate certificates under mortgage loans totaling $nil were subsequently issued to property buyers after the balance sheets dates. Accordingly, corporate guarantees totaling $nil were released/discharged after December 31, 2004.

23.   Subsequent events

Under the terms and conditions of an Equity Transfer Agreement (the “Agreement”) dated October 18, 2004 the existing registered equity holders of Shenyang Maryland and Silverstrand agreed to buy and the existing registered equity holders agreed to sell their entire registered equity at consideration based on the audited net assets value of Shenyang Maryland as of December 30, 2004. On January 4, 2005 Silverstrand funded $2.0 million, being the first part of the acquisition cost of Shenyang Maryland and the funding was verified in an Investment Verification Report issued by Liaoning Trust Certified Public Accountants Co., Limited on April 6, 2005.

Although official definitive notifications have not yet been received from the principal lenders, one of the two principal bankers has agreed, in principle, to the extension of the secured and unsecured loans amounting to $11,835,749 for a further eighteen month period and another similar extension is under negotiation and is pending from another principal banker amounting to $28,875,604.

In July 2005 Red Horse Entertainment Corporation, a US public company, acquired Silverstrand International Holdings Limited. On August 5, 2005, the name of the US corporation is changed to Great China International Holdings, Inc.

27

SHENYANG MARYLAND INTERNATIONAL INDUSTRY CO., LIMITED AUDITED FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

SHENYANG MARYLAND INTERNATIONAL INDUSTRY CO., LIMITED

TABLE OF CONTENTS

PAGE

Independent Auditors’ Report................................................................................	1
Balance Sheets........................................................................................................	2
Statements of Operations........................................................................................	3
Statements of Members' Equity..............................................................................	4
Statements of Cash Flows.......................................................................................	5 to 6
Notes to the Financial Statements...........................................................................	7 to 27

e-FANG ACCOUNTANCY CORP., & CPA

17800 Castleton St., Suite 208, City of Industry, CA 91748, U.S.A.
Tel: 626-810-8827/Fax:626-810-8575

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED
(Registered in Shenyang, the People’s Republic of China with limited liability)

We have audited the accompanying balance sheets of Shenyang Maryland International Industry Company Limited as of December 31, 2003 and 2002 and the related statements of operations, changes in members’ equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenyang Maryland International Industry Company Limited as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/	Eva Yi–Fang Tsai
Eva Yi–Fang Tsai

e-Fang Accountancy Corp., & CPA

Certified Public Accountants

City of Industry, USA

May 25, 2005

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

BALANCE SHEETS
AS OF DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002
Assets
Current assets
Cash and equivalents	$1,246,250	$215,282
Restricted cash	722,673	401,946
Accounts receivable and other receivables	2,208,492	2,750,126
Properties held for resale	64,980,545	87,480,158
Advances to suppliers	72,584	72,584
Amounts due from directors	259,035	3,518,280
Amounts due from related companies	-	1,359,254
Income tax refundable	-	256,586
Other tax refundable	-	562,093
Deferred income taxes	-	370,862

Total current assets	69,489,579	96,987,171

Property and equipment - net	26,283,292	4,464,814
Construction-in-progres	-	7,948,718

Total assets	$95,772,871	$109,400,703

Liabilities and members' equity

Current liabilities
Accounts payable and accrued expenses	$17,673,499	$25,117,841
Advances from buyers	11,337,987	22,275,007
Amounts due to related companies	81,787	-
Tax payable	1,672,850	-
Other taxes payable	255,587	-
Short-term loans	3,004,831	40,397,343
Current portion of long-term liabilities	1,348,011	957,392

Total current liabilities	35,374,552	88,747,583
Long-term liabilities	51,754,131	15,858,033

Total liabilities	87,128,683	104,605,616

Commitments and contingencies	2,442,029	9,675,121

Members' equity:
Registered capital	5,000,000	5,000,000
Capital reserves	969,507	336,011
Retained earnings	2,674,681	(540,924)

	8,644,188	4,795,087
Total members' equity

Total liabilities and members' equity	$95,772,871	$109,400,703

The accompanying notes are an integral part of these financial statements.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002
Sales Revenues	$30,284,652	$16,771,133
Cost of Properties Sold	25,997,314	15,078,730

Gross profit	4,287,338	1,692,403

Selling, General and Administrative Expenses:

Selling expenses	149,359	585,808
Administrative expenses	986,873	382,890
Other operating expenses	328,565	352,615
Depreciation	1,116,405	836,088

Total expenses	2,581,202	2,157,401

Income from operations	1,706,136	(464,998)

Other income (expense)

Other revenues	2,658,565	1,082,915
Interest and finance cost	(1,759,328)	(498,631)

Total other income (expense)	899,237	584,284

Income / (loss) before extraordinary item	2,605,373	119,286
Extraordinary item-Gain on extinguishment of debt	3,623,188	-

Income before income taxes	6,228,561	119,286

Provision for income taxes	2,379,460	39,400

Net income	$3,849,101	$79,886

The accompanying notes are an integral part of these financial statements.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

STATEMENTS OF MEMBERS’ EQUITY
AS OF DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	Registered capital	Capital reserve	Retained earnings/(loss)		Total members' equity
Balance at January 1, 2002	$4,754,808	$211,067	$	(495,866)	$4,470,009
Increase in registered capital	245,192	-		-	245,192
Net income for the year	-	-		79,886	79,886
Transfer to capital reserve	-	124,944		(124,944)	-

Balance at December 31, 2002	$5,000,000	$336,011	$	(540,924) $	4,795,087
Net income for the year	-	-		3,849,101	3,849,101
Transfer to capital reserve	-	633,496		(633,496)	-

Balance at December 31, 2003	$5,000,000	$969,507		$2,674,681	$8,644,188

The accompanying notes are an integral part of these financial statements.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

STATEMENTS OF MEMBERS’ EQUITY
AS OF DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002
Cash flows from operating activities:
Net income	$3,849,101	$79,886
Adjustments to reconcile net income to net cash provided by
operating activities
Depreciation	1,116,406	836,088
Provision for doubtful debts	-	172,515

Changes in assets and liabilities -
(Increase) decrease in:

Accounts receivables and other receivables	541,634	996,915
Amounts due from related companies	1,441,041	(806,962)
Amounts due from directors	3,259,245	(1,243,567)
Advances to suppliers	-	16,806,981
Interest capitalized	-	(307,070)
Accounts payable and other payables	(7,444,342)	21,698,198
Advances from buyers	(10,937,020)	10,313,677
Properties held for resale	22,092,145	(85,128,662)
Other taxes refundable	817,680	(148,946)
Restricted cash	(320,727)	(401,946)
Income tax payable	2,300,298	(256,586)
Deferred taxes	-	(370,862)

Net cash provided by (used in) operating activities	16,715,461	(39,754,171)

Cash flows from investing activities:
Purchases/(transfer) of fixed assets	(22,527,416)	7,798,825
Transfer from construction-in-progress	7,948,718	25,202,724

Net cash provided by (used in) investing activities	(14,578,698)	33,001,549

Cash flows from financing activities:
Borrowings (loan repayments)	(1,105,795)	6,922,569

Net cash provided by (used in) financing activities	(1,105,795)	6,922,569

Net increase in cash	1,030,968	169,947

Cash at beginning of year	215,282	45,335

Cash at end of year	$1,246,250	$215,282

The accompanying notes are an integral part of these financial statements.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

SUPPLEMENTAL DISCLOSURE OF STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002
Supplemental disclosure of cash flow information

Cash paid during the year for Interest	$1,826,763	$3,346,004

Income taxes paid	$1,692,262	$2,415,038

Transfer of stock of properties to fixed assets	$17,935,607	$1,977,829

Construction in progress completed and transferred	$24,784,902	$85,259,251

Supplemental disclosure of non-cash investing and financing activities:

During the year ended December 31, 2002 the Company:

—

completed the construction of President Building (Commercial) and Chenglong Garden Phase 1 comprising Blocks 1 to 9 (Residential) and transferred costs of construction of $38,280,053 and $46,979,198 with respect to President Building and Chenglong Garden Phase 1 to properties held for resale; and,

—

3 units of the residential properties in Qiyun New Village at cost of $264,087 and commercial units in President Building at cost of $1,713,742 were transferred from properties held for resale to fixed assets.

During the year ended December 31, 2003 the Company:

—	two floors of the commercial building in President Building at cost of $1,221,373 were transferred from properties held for resale to fixed assets;
—	retail shops in Chenglong Garden, which were held for lease purpose at cost of $1,443,650, were transferred from properties held for resale to fixed assets.
—	certain commercial properties in President Building of $14,906,472 and residential properties in Qiyun New Village of $1,800,299 were transferred from properties held for resale to fixed assets;
—	completed the construction of Chenglong Garden Phase 2 comprising Blocks 10 to 12 were transferred from cost of construction of $20,324,476 to properties held for resale;
—	Leasehold improvements to the third and fourth Floors of President Building were completed and were transferred from construction-in-progress to fixed assets at cost of $2,588,266; and,
—

Shenyang Luo Pu Enterprise Company Limited used 6 units of commercial properties, Units 63, 65, 66, 67, 68, 69, 12th Floor, Block A, No. 386 Qian Nian Street, He Ping District with a total gross floor area of 324.06 square meters, as full and final settlement of its debts to the Company. The market value of the properties amounted to $165,130.

The accompanying notes are an integral part of these financial statements.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

1.     Description of business

Nature of organization

Shenyang Maryland International Industry Company Limited (“Shenyang Maryland”, former Shenyang Malilan Audio Equipment Company, Limited, renamed to Shenyang Maryland International Industry Limited on August 7, 1992), was formed in 1989 and registered as a limited liability Sino-Foreign joint investment enterprise in Shenyang, Liaoning Province of People’s Republic of China. (notes 17)

To facilitate compliance with certain recording and filing requirements, Silverstrand International Holdings Limited (“Silverstrand”) was incorporated on September 30, 2004 in Hong Kong Special Administrative Region, in the People’s Republic of China with an authorized capital of $12,820,513 (HK$100.0 million) divided in 100 million ordinary shares of par value $0.12 (HK$1) each. Silverstrand is intended as the holding company of Shenyang Maryland International Industry Company Limited.

Description of business

The initial principal core activities of Shenyang Maryland were the distribution of audio equipment; the principal country of operations was in the People’s Republic of China. At the present Shenyang Maryland, is a diversified real estate operating company, its principal activities are investment holdings, property development, sales and property management and its principal country of operations is in The People’s Republic of China (“PRC”). The Company’s rental portfolio and developable land, consisting of industrial, residential, retail, office and other projects are located mainly in major markets in Shenyang.

2.     Basis of preparation of financial statements

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements are prepared under the historical cost convention. This basis of accounting differs from that used in the preparation of the Company’s statutory financial statements, prepared on a cash basis, are prepared in accordance with generally accepted accounting principles and the relevant financial regulations applicable to enterprises in the People Republic of China.

Audited financial statements for the years ended December 31, 2003 and 2002, prepared under generally accepted accounting principles in the United States of America, are prepared for overseas consolidation purpose.

3.     Summary of significant accounting policies

The following is a summary of significant accounting policies:

Cash and equivalents –TheCompany considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. The Company has restricted cash in accordance with the loan covenants.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.      Summary of significant accounting policies (continued)

Accounts receivable –Provision is made against accounts receivable to the extent, which they are considered to be doubtful. Accounts receivable in the balance sheet is stated net of such provision.

Allowance for Doubtful Accounts –The Company periodically evaluates the collectibles of amounts due and maintains an allowance for doubtful accounts for estimated losses resulting from the inability of debtors to make required payments under the agreements. Management exercise judgment in establishing this allowance and considers payment history and current credit status in developing these estimates.

Intangible assets– Intangible assets represent land use rights in the People’s Republic of China and are stated at costs or valuation less accumulated amortization. Amortization is calculated on a straight-line basis to write off the cost over the lease term of the land use rights.

Related companies– A related company is a company in which the director has beneficial interests in and in which the Company has significant influence.

Receipts in advance –Revenues from the sale of goods or services is recognized on time apportionment basis when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

Properties held for sale –Properties held for sale are comprised of properties held for sale and repossessed properties held for resale and are stated at the lower of cost or net realizable value. Cost includes acquisition costs of land use rights, development expenditure, interests and any overhead costs incurred in bringing the developed properties to their present location and condition.

Net realizable value is determined by reference to management estimates based on prevailing market conditions. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers. Management reduces the estimated market value by anticipated selling expenses and associated taxes to derive the net realizable value.

Legal capital reserve – Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company’s Memorandum and Articles of Association, the Company is required to appropriate 10% of the net distributable profit after enterprises income tax to capital reserve.

One-half of the capital reserve may be used for staff welfare payments and the balance one-half may be transferred back to the statement of operations to mitigate the losses from operations. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (continued)

Property and equipment – Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line basis for both financial and income tax reporting purposes over useful lives as follows:

Building and land use rights	8-26 years
Equipment	5 years
Motor vehicles	5 years
Office furniture and fixtures	5 years

Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Property and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the years ended December 31, 2003 and 2002.

Construction-in-progress– Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale.

Construction-In-Progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation.

Contingent Liabilities and Contingent Assets– A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow occurs so that outflow is probable, they will then be recognized as a provision.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

Contingent assets are not recognized but are disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When inflow is virtually certain, an asset is recognized.

Income Recognition – Revenue from the sale of properties is recognized when the following four criteria are met: (1) a sale is consummated (2) the buyers initial and continuing investments are adequate to demonstrate a commitment to pay for the property, (3) the seller’s receivable is not subject to future subordination and (4) the seller has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

Rental income comprises rental income from Qiyun New Garden and President Building. Rental income is recognized on an accruals basis.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable.

Cost of properties sold – The cost of goods sold includes the carrying amount of the properties being sold and the business taxes paid by the Company in connection with the sales. Business taxes included in cost of sales were $2,091,308 and $1,514,483 for the years ended December 31, 2003 and 2002, respectively.

Foreign currencies –These financial statements have been prepared in U.S. dollars. The functional currencies for the Company are denominated in “Hong Kong dollar” and “Renminbi” or “Yuan”, respectively. Non-monetary assets and liabilities are translated at historical rates, monetary assets and liabilities are translated at the exchange rates in effect at the end of the year, and income statement accounts are translated at average exchange rates. There were material translation gains or losses during the years ended December 31, 2003 and 2002 as the Renminbi was tied to the U.S. Dollar during the time period covered in these financial statements.

Registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve in members’ equity.

Taxation– Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the countries in which the Company operates.

Provision for The People’s Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

Enterprise income tax (“EIT”) is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC

Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Deferred taxes – Deferred taxes are accounted for at the current tax rate in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that a liability or asset is expected to be payable or receivable in the foreseeable future. The principal timing difference giving rise to the deferred income tax liability at December 31, 2003 and 2002 is the deferral for income tax reporting purposes of the gain on sale of real estate until the entire development is sold out.

Retirement benefit costs – According to The People’s Republic of China regulations on pension, the Company contributes to a defined contribution retirement scheme organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the scheme. Contributions to the scheme are calculated at 23.5% of the employees’ salaries above a fixed threshold amount and the employees contribute 2% to 8% while the Company contributes the balance contribution of 21.5%% to 15.5%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this scheme.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

For the years ended December 31, 2003 and 2002, the Company’s pension cost charged to the statements of operations under the scheme amounted to $7,637 and $39,121, respectively. As of December 31, 2003 and 2002, the Company’s pension contributions of $7,983and $7,021, respectively, have been paid to the State Pension Fund.

Fair value of financial instruments –The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as at December 31, 2003 and 2002 because of the relatively short-term maturity of these instruments.

Use of estimates– The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements – In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of December 31, 2003, the Company had no financial instruments with these characteristics.

In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. As of December 31, 2003, the Company had no derivative or hedging activities.

In January 2003, the FASB Interpretation No. 46, “Consolidation of Variable Interest Entities-an interpretation of ARB No. 51” (FIN 46). FIN 46 requires that any entity meeting certain rules relating to a company’s equity investment risk and level of financial control be consolidated as a variable interest entity. The statement is applicable to all variable interest entities created or acquired after January 31, 2003, and the first interim period beginning after June 15, 2003, for variable interest entities in which the Company holds a variable interest that is acquired before February 1, 2003 The Company plans on adopting FIN when newly formed entities in 2005 could meet these requirement and will be recorded as appropriated.

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, Accounting for Stock-Based Compensation- Transition and Disclosure. This statement amends SFAS No. 123, Accounting for Stock Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to implement this reporting disclosure commencing in the year ending December 31, 2004. Management anticipates this will not have a material effect on the financial statements or notes thereto.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

In November 2002, the FASB issued FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair value, or market value, of the obligation it assumes under the guarantee and must disclose that information in its interim and annual financial statements. The provisions related to recognizing a liability at inception of the guarantee for the fair value of the guarantor’s obligations does not apply to product warranties. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of the initial recognition and initial measurement provisions of FIN 45 did not have a material effect on our financial position or results of operations. (See Note 22 and 23, Commitments and Contingencies, for required disclosure).

In October 2002, the Financial Accounting Standards Board issued SFAS No. 147, Acquisition of Certain Financial Institutions. As of December 31, 2003, this statement has no effect on the Company’s reporting as it has not acquired any financial institutions.

In June 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses significant issues regarding the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities, relocate employees and termination benefits provided to employees that are involuntary terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS No. 146 was issued in June 2002.

In April 2002, the FASB issued Statement of Financial Accounting Standard No. 145, Rescission of FASB Statements No. 44, and No. 64, Amendment of FASB Statement No. 13, and Technical Corrections, which updates, clarifies and simplifies existing accounting pronouncements. SFAS No. 4, which required all gains and losses from the extinguishment of debt to be aggregated and , if material, classified as an extraordinary item, net of related tax effect was rescinded, as a result, SFAS 64, which amended SFAS No. 4, was rescinded as it was no longer necessary. SFAS No. 145 amended SFAS No. 13 to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain leases modifications that have economic effects that are similar to sale-leaseback transactions. As of December 31, 2003, the Company had not incurred any transactions of the type addressed in this FASB.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which supersedes SFAS Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

3.     Summary of significant accounting policies (Continued)

This new statement also supersedes certain aspects of the Accounting Principles Board Opinion (APB) No. 30, Reporting the Results of Operations – Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, with regard to reporting the effects of a disposal of a segment of a business and will require expected future operating losses from discontinued operations to be reported in discontinued operations in the period incurred (rather than estimated as of the measurement date as was required by APB No. 30). The Company adopted the provisions of FASB No. 144 during the fiscal year ended December 31, 2001.

4.     Concentrations of business and credit risk

Substantially all of the Company’s bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaling $359,779 and $1,173,011 as of December 31, 2003 and 2002, respectively, were collateralized by real estate.

5.     Cash and equivalents

	2003	2002
Restricted cash:
Pledged bank deposits	$722,673	$401,946

Non-restricted cash:
Cash on hand	$37,653	$178,340
Bank deposits	1,208,597	36,942

	$1,246,250	$215,282

Pledged bank deposits, which are restricted, bear interest at 0.06% per month and in accordance with the terms and conditions of the banking facilities agreed with banks to provide mortgage loan facilities to buyers of properties developed by the Company, the Company agreed to place guarantee fund deposits of not less than 5% to 10% of the total outstanding mortgage loans extended to properties buyers and to guarantee the repayments of the mortgage loans (note 23). The guarantee fund shall be restricted while the mortgage loans extended to properties buyers shall remain outstanding.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

6.     Accounts receivable, other receivables and prepayments

Accounts receivable consist of the following as of December 31, 2003 and 2002, respectively, were collateralized by real estate.

	2003	2002
Accounts receivable	$497,563	$1,310,795
Less: Provision for doubtful debts	(137,784)	(137,784)

Accounts receivable, net	359,779	1,173,011

Other receivables

Rental income receivable	90,838	77,995
Advances to staff	77,775	86,056
Other debtors	1,670,631	1,153,704
Other loan - unsecured	-	257,693
Others	9,469	1,667

Other receivables	1,848,713	1,577,115

	$2,208,492	$2,750,126

7.     Properties held for resale

As of December 31, 2003 and 2002, carrying values of properties held for resale totaling $35,558,189 and $69,836,535, respectively, have been pledged as securities for short-term borrowings of $2,898,551 (2002: $39,070,049) and for long-term borrowings $53,102,142 (2002: $16,815,425) extended by banks (notes 15 and 16).

A break down of properties held for resale by project is as follows:

	2003	2002
Qiyun New Village	$9,825,983	$10,785,897
Peacock Garden	658,102	1,136,040
Chenglong Garden	36,599,820	41,207,683
President Building	17,510,207	34,129,234
Maryland Building	221,304	221,304
Others	165,129	-

Total	$64,980,545	$87,480,158

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

8.     Properties and equipment

Properties and equipment, stated at cost less accumulated depreciation and amortization, consist of:

	2003	2002
Land use rights and buildings	$21,622,923	$4,051,432
Furniture and fixtures	177,738	158,880
Motor vehicles	773,071	523,003
Office equipment	125,251	104,070
Leasehold improvements	4,662,152	201,726

	27,361,135	5,039,111
Less: Accumulated depreciation and amortization	(1,077,843)	(574,297)

	$26,283,292	$4,464,814

As of December 31, 2003 and 2002, the net book values of land and buildings of $14,846,573 and $3,059,469, respectively, were pledged as securities for short-term borrowings of $2,898,551 (2002: $39,070,049) and for long-term borrowings $53,102,142 (2002: $16,815,425) extended by banks (notes 15 and 16).

9.     Construction-in-progress

Construction-in-progress represents one residential project and leasehold improvements of one commercial project as of December 31, 2002. Construction-in-progress represents the cost of land use rights, capitalized interest expenses, other related pre-approval capital expenditures and government approval fees. A breakdown on these costs by project is as follows:

	2003	2002
Chenglong Garden - Blocks 10 to 12	$--	$6,317,088
Leasehold improvements - President Building	-	1,631,640

	$--	$7,948,718

As of December 31, 2003 and 2002, construction-in-progress amounted to $nil and $7,948,718 respectively.

10.   Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following:

	2003	2002
Accounts payable	$15,199,179	$24,540,299
Other payable	878,873	507,279
Accrued salaries	49,275	39,984
Accrued welfare	30,660	30,279
Interest payable	1,515,512	-

	$17,673,499	$25,117,841

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

11.   Advances from buyers

Advances from buyers represent purchase deposits from residential property buyers as at the balance sheets dates. The deposits from such property buyers for residential properties to be transferred in the subsequent years are carried forward as deferred revenue.

12.   Amounts due from directors

The amounts due from directors at December 31, 2003 and 2002 are as follows:

Name	Balance at			Maximum outstanding balance	Security
	12.31.2003		12.31.2002	during year	held
Frank Jiang Fang	$	(40,196)	$2,622,970	$2,622,970	none
Jiang Peng		289,127	852,326	$852,326	none
Dang Jing Shi		5,152	38,080	$38,080	none
Li Guang Hua		2,500	2,452	$2,500	none
Wang Li Rong		2,452	2,452	$2,452	none

		$259,035	$3,518,280

The amounts due are unsecured, interest free and have no fixed repayment terms. Advances to the directors are in the nature of current accounts for business purposes.

13.    Amounts due from/(to) related parties

The amounts due from/ (to) related parties at December 31, 2003 and 2002 are as follows, the amount due are unsecured, interest free and have no fixed repayment terms:

Name	Balance at		Maximum outstanding balance	Security
	12.31.2003	12.31.2002	during year	held
Liaoning Maryland Concrete Co., Ltd.	762,253	1,845,581	$1,845,581	none
Shenyang Sheng Ji Construction Co., Ltd.	1,184	176,254	$176,254	none
YunFeng Real Estate Development Co., Ltd.	-	(300,449)	$(300,449)	none
Shenyang Peng Yuan Concrete Mft	187	187	$187	none
Shenyang Yi Dou Int'l Industry Co., Ltd.	(845,411)	(362,319)	$1,455,475	none

	$(81,787)	$1,359,254

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

14.   Other tax payables/(refundable)

Other tax payables/ (refundable) consist of the following:

	2003	2002
Business tax	$268,975	$(355,071)
Land appreciation tax	101,303	14,346
City construction tax	(91,009)	(136,808)
Education tax surcharge	(44,683)	(64,101)
Urban education tax surcharge	3,177	(14,075)
Property tax	17,824	(6,384)

	$255,587	$(562,093)

15.    Short-term loans

	2003	2002
Bank loans
Secured	$2,898,551	$39,070,049
Unsecured	106,280	1,327,294

	$3,004,831	$40,397,343

As of December 31, 2003 and 2002, short-term bank loans are secured by a legal charge over the Company’s land use rights and buildings of $1,746,957 and $3,059,468 respectively and stock of properties held for resale of $44,127 and $47,238,469 respectively (notes 7 and 8).

During the two years ended 31 December 2002 and 2003, there were numerous instances of events of defaults arising from the non-payments of interest and principals a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, the directors of the company are still in discussion with the banks to approve the roll over of the terms and tenure of the secured and unsecured loans totaling $2,898,551 (Rmb.24,000,000) (2002: $39,070,049 or Rmb.323,500,000) as they mature on the due dates (note 25).

16.   Long-term debts – secured

	2003	2002
Long term debts:
Bank loans - secured	$42,547,101	-
Mortgage loans	9,207,030	16,815,425

	$51,754,131	$16,815,425

   (a)   Bank loans – secured

As of December 31, 2003 and 2002, long-term bank loans are secured by a legal charge over the Company’s land use rights and buildings of $13,099,616 and $nil respectively and stock of properties held for resale of $35,514,062 and $22,598,067 respectively (notes 7 and 8).

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

16.   Long-term debts –secured (Continued)

The relevant bank loans are secured, bear interest and are repayable by various dates, the last of which expired on February 14, 2004 and December 30, 2004.

During the two years ended 31 December 2002 and 2003, there were numerous instances of events of defaults arising from the non-payments of interest and principals a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, the directors of the company are still in discussion with the two banks to approve the roll over of the terms and tenure of the secured and unsecured loans totaling $42,547,101 (Rmb.352, 290,000) as of December 31, 2003 (2002: nil) as they mature on the due dates (note 25).

   (b)     Mortgage loans

The Company had the following current and long-term debts at December 31, 2003 and 2002:

	2003		2002
	Current	Long-term	Current	Long-term
5.58% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2005 secured by property	$14,493	$21,125	$7,369	$35,618

4.77% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2006 secured by property	35,326	75,914	18,039	111,240

6.633% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2006 secured by property	744,443	1,302,778	372,222	2,047,222

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2009 secured by property	9,489	48,933	4,802	58,422

5.76% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2010 secured by property	35,045	563,626	107,850	598,671

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2011 secured by property	23,978	276,544	9,921	126,755

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2012 secured by property	159,662	1,280,879	348,594	1,513,298

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

16. Long-term debts – secured (Continued)

	2003		2002
	Current	Long-term	Current	Long-term
5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2013 secured by property	16,062	180,091	8,353	127,466

5.76% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2013 secured by property	147,756	2,509,249	-	-

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2014 secured by property	8,615	126,791	3,268	47,211

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2015 secured by property	4,831	53,109	3,647	57,940

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2016 secured by property	14,924	178,125	11,260	193,049

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2017 secured by property	12,882	167,191	8,845	180,073

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2019 secured by property	11,267	182,401	5,105	131,048

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2020 secured by property	7,234	126,867	1,955	66,790

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2021 secured by property	3,814	64,500	2,873	68,314

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2022 secured by property	28,010	510,806	15,903	420,942

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

16.    Long-term debts –secured (Continued)

	2003		2002
	Current	Long-term	Current	Long-term
5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2023 secured by property	22,642	433,141	-	-

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2024 secured by property	3,239	64,495	2,438	67,734

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2025 secured by property	6,455	129,051	-	-

5.58% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2025 secured by property	8,696	186,921	4,355	195,617

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2026 secured by property	3,472	76,086	2,613	79,559

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates through
2028	8,664	190,082	3,879	128,454

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2029 secured by property	2,370	59,063	1,784	61,433

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2030 secured by property	5,262	136,947	3,374	142,209

5.04% note payable to a bank monthly
installments of principal and
interest, due on various dates
through 2032 secured by property	9,381	262,315	6,570	271,695

6.1763% note payable to a bank,
interest payable quarterly with
principal due 2004 secured by property	-	-	-	3,623,188

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

16.    Long-term debts – secured (Continued)

	2003		2002
	Current	Long-term	Current	Long-term
7.137% note payable to a bank,
interest payable quarterly with
principal due 2004 secured by property	-	-	-	4,830,918

Unsecured notes payable to a bank	-	-	-	603,865

	$1,348,012	$9,207,030	$957,392	$15,858,033

Mortgage loans are secured by legal charges over the Company’s land use rights and buildings of $2,625,572 in 2003 and $nil in 2002 and properties held for resale of $12,252,010 in 2003 and $9,878,620 in 2002 (notes 7 and 8).

Maturities of the long-term debts for each of the next five years and thereafter are as follows:

Amount
2004	$--
2005	35,618
2006	42,658,341
2007	2,047,221
2008	58,423
Thereafter	8,302,540

$53,102,143

17.   Registered capital

	2003	2002
Registered capital (Rmb.41,500,000):
On registration on December 14, 1989	$120,000	$120,000
Increase in registered capital on January 14,1991	880,000	880,000
Increase in registered capital on September 12,1991	100,000	100,000
Increase in registered capital on April 11,1992	900,000	900,000
Increase in registered capital on March 9,1994	3,000,000	3,000,000

As of December 31	$5,000,000	$5,000,000

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

17.    Registered capital (Continued)

	2003	2002
Paid up registered capital:
On registration on December 14, 1989	$--	$--
Paid up registered capital on July 24, 1990	24,000	24,000
Paid up registered capital on September 10, 1990	81,000	81,000
Paid up registered capital on March 20, 1991	509,802	509,802
Paid up registered capital on December 31, 1996	3,171,299	3,171,299
Paid up registered capital on April 12, 1999	400,000	400,000
Paid up registered capital on April 27, 1999	568,899	568,899
Paid up registered capital on October 30, 2000	245,000	245,000

As of December 31	$5,000,000	$5,000,000

Shenyang Malilan Audio Equipment Company, Limited (subsequently renamed: Shenyang Maryland International Industry Company Limited (“Shenyang Maryland”) on August 7, 1992) was registered as a limited liability Sino-foreign investment joint enterprise on December 14, 1989 in Shenyang, Liaoning Province in the People’s Republic of China with a registered capital of $120,000 and a defined period of existence of 10 years to December 13, 1999. The joint venture parties were Shenyang City Great Wall Electronic Audio Company as to $24,000 or 20% of the registered capital and Shun Fat Industrial Company as to $96,000 or 80%.

The initial principal core activities of Shenyang Maryland were the distribution of audio equipment and its principal country of operations was in the People’s Republic of China.

On January 14, 1991 Shenyang Maryland increased its registered capital by $880,000 from $120,000 to $1,000,000 and the joint venture parties’ respective registered equity holdings were changed to Shenyang City Great Wall Electronic Audio Company as to $500,000 or 50% of the registered capital and Shun Fat Industrial Company as to $500,000 or 50%. From September 12, 1991 through to March 9, 1994 in a series of increments, Shenyang Maryland increased its registered capital by $4.0 million from $1.0 million to $5.0 million and the respective joint venture parties’ registered equity holdings remained unchanged at 50% each. On March 9, 1994 Shun Fat Industrial Company transferred its 50% registered equity holding of $2,499,155 to Pearl Industrial Limited.

With the approval of the Shenyang City Foreign Trade and Economic Co-operation Bureau dated December 19, 2002, and by a Termination Agreement between Shenyang City Great Wall Electronic Audio Company and Pearls Industrial Limited, the joint venture operations of Shenyang Maryland were terminated and thereafter Shenyang Maryland operates as a non-foreign investment enterprise (domestic enterprise). Subsequent to this change, the registered capital of Shenyang Maryland was recorded as Rmb.41.5 million ($5,000,000) to take into account the exchange fluctuation.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

17.    Registered capital (Continued)

Pursuant to a Registered Capital Transfer Agreement (“Transfer Agreement”) dated December 4, 2002, Pearls Industrial Limited transferred all of its 50% registered equity at a total consideration of $2,499,155 (Rmb.20, 693,000) to Shenyang City Great Wall Audio Company as to 37%, Jiang Peng as to 10% and Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each. After the transfers, the registered equity holders of Shenyang Maryland are Shenyang City Great Wall Audio Company as to 87%, Jiang Peng, as to 10%, Dang Jing Shi, Li Guang Hua and Wang Li Rong as to 1% each of the registered capital.

Under the terms and conditions of a Sale and Purchase Agreement (the “Agreement”) dated October 4, 2004 the existing registered equity holders of Shenyang Maryland and Silverstrand agreed to buy and the existing registered equity holders agreed to sell 97% of their registered equity at consideration based on the audited net assets value of Shenyang Maryland as of September 30, 2004.

Shenyang Maryland’s principal activities are investment holdings, property development, sales and property management and its principal country of operations is in The People’s Republic of China (“PRC”).

18.   Sales revenues

Sales revenues represented the value of net invoiced value of goods sold during the year. The amounts of each significant category of revenues recognized during the year were as follows:

	2003	2002
Sales revenues	$30,284,652	$16,771,133

Other revenues
Bad debts recovered	-	172,515
Bank interest	8,162	5,290
Rental income	2,384,800	831,439
Others	265,603	73,671

Total other revenues	$2,658,565	$1,082,915

Extraordinary Income-Extinguishment of debt (Note 19)	$3,623,188	0

19.   Extraordinary income

Extraordinary income represents the write-back of a previously extended loan by a bank of $3,623,188 (Rmb.30,000,000) which loan is no longer repayable as a result of the bank’s failure to enforce its rights under a judgment issued by the Middle Civil Court (the “Court”) in Shenyang on November 22, 2001.

When the bank exercised its rights under the terms and conditions of the Loan Agreement to demand repayment of the balance amount of an extended loan, Shenyang Maryland did not repay the loan as demanded. The bank instituted legal proceedings against the company before the Court. The Court adjudged that the company has to repay the balance loan within 10 days of the judgment failing which the bank has the right to possess, register, or auction certain pledged property at

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

19.   Extraordinary income (Continued)

Chenglong Garden. However, under an out-of-court agreement dated September 21, 2002 with the bank, the company agreed to sell or auction the pledged property on behalf of the bank awarded by the Court on or before October 15, 2002.

The company failed to sell or auction the possessed and pledged property on behalf of the bank and the bank apparently also did not take any steps to “register” the Court awarded pledged property within a legal period. The bank subsequently filed an application to the Court on April 15, 2003 to reinstate the original Court Order adjudged on November 22, 2001. The Court held on June 24,

2003 that it would not rule on the bank’s application and referred the bank to file an application to the Higher Civil Court within 10 days. The Higher Civil Court ruled that the bank has lost all its rights to the original Court Order after it failed to register the Court awarded pledged property in lieu of the bank loan and that it has no recourse to the unpaid loan.

Based on the legal representation provided by the company’s external legal counsel, the directors consider that the bank forfeited all rights to the Court awarded pledged property in lieu of the outstanding loan when it failed to enforce the original Court Order. Accordingly, the company has written back the outstanding loan as an extraordinary income and the previously pledged property has been included in properties held for resale.

20.   Interest and finance costs

	2003	2002
Interest on bank loans	$1,758,467	$492,191
Exchange difference	17	514
Handling expenses and others	844	5,926

	$1,759,328	$498,631

21.   Income tax

	2003	2002
Enterprise income tax	$2,379,460	$39,400

Enterprise income tax (“EIT”) in the People’s Republic of China is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. Enterprise income tax has been provided at the rate of 33% on the estimated assessable income derived during the years ended December 31, 2003 and 2002.

Under the provisions of FAS 109, an entity recognizes deferred tax assets and liabilities for future tax consequences of events that have been previously recognized in the Company’s financial statements or tax returns. At December 31, 2002, the Company has recorded the deferred tax assets of $370,862 for the temporary difference arising from various deferred income ad other various accruals.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

22.   Commitments

As of December 31, 2003 and 2002 the Company had commitments for capital expenditures for contractual commitments of the construction projects totaling $nil and $8,981,890, respectively.

23.   Contingent liabilities

Pursuant to a Bank Mortgage Loan Facilities Agreement (the “Agreement”) of October 10, 2001 between Industrial and Commercial Bank of China (the “Bank”) and the Company, the Bank has agreed to provide mortgage loans facilities, representing 70% of the purchase price, to properties buyers of properties (Chenglong Garden) developed by the Company for a period of 30 years. Based on the terms and conditions of mortgage loans facilities under which the Bank has agreed to provide mortgage loans to qualified buyers, the Company has agreed to provide guarantees to the Bank, on behalf of the property buyers, on mortgage loans extended to qualified buyers. When the real estate certificates become available for registration, the properties buyers would pledge their real estate certificates as securities for the mortgage loans granted by the banks and, at which time, the Company’s guarantees to the banks would be released/discharged.

Pursuant to a Bank Agreement (the “Agreement”) of June 24, 2002 between China Merchants Bank (the “Bank”) and the Company, the Bank has agreed to provide mortgage loans to buyers of properties (Chenglong Garden) developed by the Company. Based on the terms and conditions of mortgage loans facilities under which the Bank has agreed to provide mortgage loans to qualified buyers, the Company has agreed to provide guarantees to the Bank, on behalf of the property buyers, on mortgage loans extended to qualified buyers.

When the real estate certificates become available for registration, the properties buyers would normally pledge their real estate certificates as securities for the mortgage loans granted by the banks and at which time, the Company’s guarantees to the banks would be released/discharged.

As of December 31, 2003 and 2002 the Company has provided guarantees on mortgage loans extended by the Bank totaling of $2,442,029 (Rmb.20,220,000) and $9,675,120 (Rmb.80,110,000), respectively.

	2003	2002
Corporate guarantees given to banks with respect to mortgage loans
extended to properties buyers	$2,442,029	$9,675,121

Of the mortgage loans under guarantees of $2,442,029 and $9,675,121 as of December 31, 2003 and 2002, real estate certificates under mortgage loans totaling $150,966 and $8,324,879 were subsequently issued to property buyers after the balance sheets dates. Accordingly, corporate guarantees totaling $150,966 and $8,324,879 were released/discharged after December 31, 2003 and 2002, respectively. Management believes that it is unlikely the Company will have to make material payments under theses arrangements.

Neither the Company is a party to, nor is its property the subject of; any material pending legal proceeding other than routine litigation incidental to its business, As of December 31, 2003, the Company was not involved in any material litigation.

SHENYANG MARYLAND INTERNATIONAL INDUSTRY COMPANY LIMITED

Notes to the financial statements
(Expressed in US dollars)

24.   Related party transactions

During the year, the company undertook the following material transactions with the related parties in the ordinary course of its business:

	2003	2002
Purchases from a related company	$-	$672,724

25.   Subsequent events

On March 30, 2004 pursuant to members’ resolution and with the approval from Shenyang City Foreign Trade Economic Cooperation Bureau, Shenyang City Great Wall Audio Company transferred its 87% registered equity holding to Frank Jiang Fang.

Under the terms and conditions of a Sale and Purchase Agreement (the “Agreement”) dated October 4, 2004 the existing registered equity holders of Shenyang Maryland and Silverstrand agreed to buy and the existing registered equity holders agreed to sell 97% of their registered equity at consideration based on the audited net assets value of Shenyang Maryland as of September 30, 2004.

In March 2005, one bank has agreed in principle to the extension of the secured and unsecured loans amounting to $12,077,295 (Rmb.100,000,000) for a further period of eighteen months and similar extension is pending from another bank amounting to $30,469,806 (Rmb.252,290,000). No indication has been received from the other two lenders.

26.   Ultimate holding company

With effect from October 4, 2004 the directors consider the ultimate holding company to be Silverstrand International Holdings Limited, a company incorporated in Hong Kong Special Administrative Region.

27.     Approval of financial statements

The financial statements, prepared for overseas consolidation purposes, were approved by the directors on April 18, 2005.

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
PROFORMA BALANCE SHEET
JUNE 30, 2005
(UNAUDITED)

ASSETS

	Red Horse	Silverstrand	Adjustments	Proforma
Current assets:
Cash and equivalents	$202,933	$1,744,500	$-	$1,947,433
Restricted cash	-	797,181	-	797,181
Accounts receivable and other receivables	-	2,641,320	-	2,641,320
Properties held for resale	-	29,493,197	-	29,493,197
Raw materials	-	17,000	-	17,000
Amounts due from related companies	-	6,810,041	-	6,810,041
Other tax refundable	-	228,623	-	228,623

Total current assets	202,933	41,731,862	-	41,934,795

Property and equipment-net of accumulated depreciation of $3,227,383	-	35,054,644	-	35,054,644

Total assets	$202,933	76,786,506	$-	76,989,439

1

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
PROFORMA BALANCE SHEET
JUNE 30, 2005
(UNAUDITED)

LIABILITIES AND STOCKHOLDERS EQUITY

	Redhorse	Silverstrand	Adjustments	Proforma
Current liabilities:
Accounts payable and accrued expenses	$28,956	$4,296,595	$--	$4,325,551
Advances from buyers	-	12,976,933	-	12,976,933
Amounts due to directors	-	5,502,356	-	5,502,356
Tax payable	-	189,189	-	189,189
Short-term loans	-	43,047,101	-	43,047,101
Current portion of long-term debt	-	1,364,934	-	1,364,934

Total current liabilities	28,956	67,377,108	-	67,406,064

Long term debt, net of current portion shown above	72,000	5,167,924	-	5,239,924

Total liabilities	100,956	72,545,032	-	72,645,988

Stockholders' equity:
Common stock	455	1,282	8,820	10,557
Additional paid in capital	423,353	1,147,173	(8,820)	1,561,706
Retained earnings	(321,831)	3,093,019	-	2,771,188

Total stockholders' equity	101,977	4,241,474	-	4,343,451

Total liabilities and stockholders' equity	$202,933	$76,786,506	$--	$76,989,439

2

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
PROFORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

	Red Horse	Silverstrand	Adjustments	Proforma
Sales Revenues	$-	$7,758,829	$-	$7,758,829
Rental Revenues	$-	$2,145,315	$-	$2,145,315
Cost of Properties Sold	-	6,302,549	-	6,302,549

Gross profit	-	3,601,595	-	3,601,595

Selling, General and Administrative Expenses:
Selling expenses	-	198,864	-	198,864
Administrative expenses	37,950	325,729	-	363,679
Other operating expenses	-	702	-	702
Depreciation	-	774,717	-	774,717

Total expenses	37,950	1,300,012	-	1,337,962

Income from operations	(37,950)	156,268	-	118,318

Other income (expense)
Other revenues	2,252	-	-	2,252
Interest and finance costs	(1,428)	(1,694,944)	-	(1,696,372)

Total other income (expense)	824	(1,694,944)	-	(1,694,120)

Income before income taxes	(37,126)	606,639	-	569,513

Provision for income taxes	-	162,119	-	162,119

Net income (loss)	$(37,126)	$444,520	$--	$407,394

Basic and diluted net income (loss)per common share	$(0.08)	$44.45		$0.04

Weighted average basic and diluted shares outstanding	455,073	10,000		10,557,406

3

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

	Red Horse	Silverstrand	Adjustments		Proforma
Sales Revenues	$-	$26,021,806	$-		$26,021,806
Rental Revenue	$-	$3,649,503	$-		$3,649,503
Cost of Properties Sold	-	20,062,871	-		20,062,871

Gross profit	-	9,608,438	-		9,608,438

Selling, General and Administrative Expenses
Selling expenses	-	823,655		-	823,655
Administrative expenses	36,392	967,634	-		1,004,026
Other operating expenses	-	1,329,724	-		1,329,724
Depreciation	-	1,888,207	-		1,888,207

Total expenses	36,392	5,009,220	-		5,045,612

Income from operations	(36,392)	4,599,218	-		4,562,826

Other income (expense)
Other revenues	2,021	-	-		2,021
Interest and finance costs	-	(4,372,856)	-		(4,372,856)

Total other income (expense)	2,021	(4,372,856)	-		(4,370,835)

Income before income taxes	(34,371)	226,362	-		191,991

Provision for income taxes	-	74,879	-		74,879

Net income (loss)	$(34,371)	$151,483	$-		$117,112

Basic and diluted net income (loss) per common share	$(0.08)	$15.15			$0.01

Weighted average basic and diluted shares outstanding	455,073	10,000			10,557,406

See accompanying notes to financial statements.

4